Exhibit 10.4
FIRSTMERIT CORPORATION
2011 EQUITY INCENTIVE PLAN
RESTRICTED STOCK AWARD AGREEMENT
     FirstMerit Corporation (“the Company”) hereby grants the undersigned Participant an Award of restricted Shares of the Company (“Restricted Stock”), subject to the terms and conditions described in the FirstMerit Corporation 2011 Equity Incentive Plan (the “Plan”) and this Restricted Stock Award Agreement (this “Award Agreement”).
1.	Name of Participant: ____________________________

2.	Grant Date: April 20, 2011 (the “Grant Date”)

3.	Number of Shares of Restricted Stock: _________________________

4.	Vesting. Subject to Section 5, the Restricted Stock will vest on April 21, 2012 (the “Vesting Date”). If the Vesting Date is not a business day, the Vesting Date will be the immediately following business day.

5.	Effect of Termination; Change in Control. If, prior to the Vesting Date:
(a)	The Participant terminates service on the Board for any reason other than due to the Participant’s death, all unvested Restricted Stock will be forfeited.

(b)	The Participant dies or becomes Disabled, all unvested Restricted Stock will become fully vested.

(c)	A Change in Control occurs, all unvested Restricted Stock will become fully vested.
6.	Transfer Restrictions: Until the Restricted Stock becomes vested as described in Section 4 or Section 5, the Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated.

7.	Settlement: The Restricted Stock will be issued in the Participant’s name and held in escrow by, and subject to a security interest in favor of, the Company until the restrictions with respect to the Restricted Stock lapse or the Restricted Stock is forfeited as provided in this Award Agreement. The Restricted Stock will be released of any restrictions and distributed to the Participant as soon as administratively feasible if the applicable terms and conditions of this Award Agreement are satisfied. Any fractional shares of Restricted Stock will be settled in cash.

8.	Other Terms and Conditions:
(a)	Rights Before Vesting. Before the Restricted Stock vests, the Participant: (i) may exercise full voting rights associated with the Shares underlying the Restricted Stock; and (ii) will be entitled to receive all dividends and other distributions paid with respect to the Shares underlying the Restricted Stock, although any dividends or other distributions paid in Shares will be subject to the same restrictions, terms and conditions as the Restricted Stock to which it relates.

(b)	Beneficiary Designation. The Participant may name a Beneficiary or Beneficiaries (who may be named contingently or successively) to receive any Restricted Stock that is settled after the Participant’s death. Each designation made will revoke all prior designations, must be made on a form prescribed by the Committee and will be effective only when filed in writing with the Committee. If the Participant has not made an effective Beneficiary designation, the Beneficiary will be the Participant’s surviving spouse or, if there is no surviving spouse, the Participant’s estate.

(c)	Transferring the Restricted Stock. Except to the extent the Committee permits otherwise, the Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except by will or the laws of descent and distribution. However, as described in Section 8(b), the Participant may designate a beneficiary to receive the Restricted Stock if the Participant dies before the Restricted Stock is settled.

(d)	Governing Law. This Award Agreement will be construed in accordance with, and governed by the laws (other than laws governing conflicts of laws) of, the State of Ohio. In the event of any dispute or controversy arising under or in connection with this Award Agreement, the parties consent to the jurisdiction of the Common Pleas Court of the State of Ohio (Summit County) or The United States District Court for the Northern District of Ohio, Eastern Division.

(e)	Restricted Stock Subject to Plan. The Restricted Stock is subject to the terms and conditions described in this Award Agreement and the Plan, which is incorporated by reference into and made a part of this Award Agreement. In the event of a conflict between the terms of the Plan and the terms of this Award Agreement, the terms of the Plan will govern. The Committee has the sole responsibility of interpreting the Plan and this Award Agreement, and its determination of the meaning of any provision in the Plan or this Award Agreement will be binding on the Participant. Capitalized terms that are not defined in this Award Agreement have the same meanings as in the Plan.

(f)	Other Agreements. The Restricted Stock and this Award Agreement will be subject to the terms of any other written agreements between the Participant and the Company and any Related Entity to the extent that those other agreements do not directly conflict with the terms of the Plan or this Award Agreement.

(g)	Assignment. This Award Agreement will be binding upon the Company and the Participant, their respective heirs, personal representatives, executors, administrators, and successors. The Company may freely assign or transfer this Award Agreement without the Participant’s consent.

(h)	Acknowledgement; Return of Agreement. This Award Agreement (and the Restricted Stock) automatically will be revoked unless the Participant signs the acknowledgement appearing at the end of this Award Agreement and returns a copy of the signed Award Agreement to the Committee no later than 30 days after the Grant Date.

(i)	Listing, Registration, Qualification. If the Board concludes that the listing, registration or qualification upon any securities exchange, under any state or federal law, or the approval or consent of any governmental body is necessary or desirable as a condition to the issuance of the Restricted Stock, the Restricted Stock may not be issued in whole or in part unless and until that listing, registration, qualification or approval has been obtained, free of any conditions which are not acceptable to the Board and the sale and delivery of stock under this Award Agreement is also subject to the same requirements and conditions.

(j)	Signature in Counterparts. This Award Agreement may be signed in counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.

(k)	Section 83(b) Election. The Participant may file an election pursuant to Section 83(b) of the Code to be taxed currently on the Fair Market Value of the shares of Restricted Stock (less any purchase price paid for the Restricted Stock). The election will be made on a form provided by the Company and must be filed with the Internal Revenue Service no later than 30 days after the Grant Date. The Participant must seek the advice of the Participant’s own tax advisors as to the advisability of making such an election, the potential consequences of making such an election, the requirements for making such an election, and the other tax consequences of the Restricted Stock under federal, state, and any other laws, rules and regulations that may be applicable. The Company and its Related Entities and agents have not and are not providing any tax advice to the Participant.
[signature page attached]

     IN WITNESS WHEREOF, the Company has caused the Award to be granted pursuant to this Award Agreement on the date first above written.
FIRSTMERIT CORPORATION

By:

Christopher J. Maurer
*****
ACKNOWLEDGEMENT
By signing below, the Participant acknowledges and agrees that:
•	A copy of the Plan and the Plan’s Prospectus have been made available to the Participant;

•	The Participant has read and understands and accepts the conditions placed on the Restricted Stock; and

•	If the Participant does not return a signed copy of this Award Agreement to the address shown below not later than 30 days after the Grant Date, the Restricted Stock will be forfeited and the Award Agreement will terminate and be of no further force or effect.
FirstMerit Corporation
Compensation Department, CAS 82
III Cascade Plaza
Akron, Ohio 44308
PARTICIPANT

Signature

Printed Name
Date: ____________________

FIRSTMERIT CORPORATION
2011 EQUITY INCENTIVE PLAN
INSTRUCTIONS FOR COMPLETING SECTION 83(b) ELECTION FORM
A Participant may make an election under Section 83(b) of the Code with respect to Restricted Stock. To do this:
•	The Grantee must make the election by completing the attached form;

•	Within 30 days of the Grant Date, the Grantee must send a copy of this form to the internal revenue office at which the Grantee files his or her federal income tax return;

•	A copy of this form must be submitted with the Grantee’s income tax return for the taxable year in which the property is transferred; and

•	The Grantee also must send a copy of this form to:

FirstMerit Corporation

Compensation Department, CAS 82

III Cascade Plaza

Akron, Ohio 44308
FIRSTMERIT CORPORATION
2011 EQUITY INCENTIVE PLAN
ELECTION UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE OF 1986
The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer’s gross income for the current taxable year, the amount of any income that may be taxable to taxpayer in connection with taxpayer’s receipt of the property described below:
1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME AND ADDRESS OF TAXPAYER:

TAXPAYER IDENTIFICATION NUMBER OF TAXPAYER: _________________

TAXABLE YEAR: Calendar year 20_.

2.	The property with respect to which the election is made is:

_________ common shares, without par value, of FirstMerit Corporation, an Ohio corporation (“Company”).

3.	The date on which the property was transferred is: __________________

4.	The property is subject to the following restrictions:

Forfeiture of all shares, unless the taxpayer is serving as a director of the Company on April 21, 20___, subject to accelerated vesting if the taxpayer dies, becomes disabled or a change in control occurs.

5.	The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $________.

6.	The amount (if any) paid for such property: $0.00

The undersigned has submitted a copy of this statement to the Company. The transferee of such property is the person performing the services in connection with the transfer of said property.
The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:

(signature)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
FIRSTMERIT CORPORATION
By: /s/ TERRENCE E. BICHSEL
Terrence E. Bichsel, Executive Vice President
and Chief Financial Officer (duly authorized officer of registrant and principal financial officer)
July 29, 2011

83